UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2010
EOS Preferred Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	000-25193	04-3439366
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1271 Avenue of the Americas
46th Floor
New York, New York 10020
(Address of principal executive offices, including zip code)
(212) 377-1503
(Registrant’s telephone number, including area code)
Capital Crossing Preferred Corporation
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          Effective June 21, 2010, the corporate title of Capital Crossing Preferred Corporation was changed to EOS Preferred Corporation (the “Company”). Aurora Bank FSB, the sole common shareholder of the Company, has consented to change the Company’s name to EOS Preferred Corporation. The Company filed an Articles of Amendment with the Commonwealth of Massachusetts on June 21, 2010 to change the name of the Company to EOS Preferred Corporation.
          A copy of the Articles of Amendment of the Company is filed herewith as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 3.1   Articles of Amendment of the Company, filed June 21, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS PREFERRED CORPORATION
Date: June 25, 2010	By:	/s/ Thomas O’Sullivan
		Name:	Thomas O’Sullivan
		Title:	President